                              AGREEMENT AND PLAN OF

                                 REORGANIZATION

                                 BY AND BETWEEN

                                 THE GALAXY FUND

                                       AND

                                BOSTON 1784 FUNDS








                          DATED AS OF FEBRUARY 4, 2000

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.   Certain Definitions.......................................................4

2.   The Reorganization........................................................5

3.   Calculations..............................................................8

4.   Valuation of Assets.......................................................9

5.   Valuation Times..........................................................12

6.   Effective Time of the Reorganization.....................................12

7.   Termination of 1784......................................................14

8.   Certain Representations, Warranties, Covenants and Agreements of 1784....14

9.   Certain Representations, Warranties, Covenants and Agreements of Galaxy..21

10.  Shareholder Action on Behalf of the 1784 Funds...........................25

11.  N-14 Registration Statement..............................................26

12.  Galaxy Conditions........................................................26

13.  1784 Conditions..........................................................30

14.  Tax Opinion..............................................................33

15.  Tax Documents............................................................36

16.  Further Assurances.......................................................36

17.  Termination and Survival of Representations and Warranties...............37

18.  Termination of Agreement.................................................37

19.  Amendment and Waiver.....................................................37

20.  Governing Law............................................................38

                                TABLE OF CONTENTS

                                   (CONTINUED)

                                                                            PAGE
                                                                            ----
21.  Successors and Assigns...................................................38

22.  Beneficiaries............................................................38

23.  Notices..................................................................38

24.  Expenses and Waivers.....................................................40

25.  Entire Agreement.........................................................41

26.  Counterparts.............................................................41

27.  Failure of One Fund to Consummate the Transactions.......................41

28.  No Brokers or Finders....................................................41

29.  Validity.................................................................41

30.  Effect of Facsimile Signature............................................42

31.  Headings.................................................................42

32.  Galaxy Liability.........................................................42

33.  1784 Liability...........................................................43

                      AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") made as of the 4th day of February, 2000 by The Galaxy Fund ("Galaxy"), a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on March 31, 1986, and Boston 1784 Funds ("1784"), formerly known as 1784 Funds, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts on February 5, 1993.

                                   BACKGROUND

     WHEREAS, each of the parties hereto is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, 1784 offers the following investment portfolios: (1) Boston 1784 Tax-Free Money Market Fund, (2) Boston 1784 U.S. Treasury Money Market Fund, (3) Boston 1784 Prime Money Market Fund, (4) Boston 1784 Short-Term Income Fund, (5) Boston 1784 Income Fund, (6) Boston 1784 U.S. Government Medium-Term Income Fund, (7) Boston 1784 Rhode Island Tax-Exempt Income Fund, (8) Boston 1784 Asset Allocation Fund, (9) Boston 1784 Growth and Income Fund, and (10) Boston 1784 International Equity Fund (each a "Reorganizing 1784 Fund" and collectively, the "Reorganizing 1784 Funds");

     WHEREAS, 1784 also offers the following investment portfolios: (1) Boston 1784 Institutional U.S. Treasury Money Market Fund, (2) Boston 1784 Institutional Prime Money Market Fund, (3) Boston 1784 Tax-Exempt Medium-Term Income Fund, (4) Boston 1784 Connecticut Tax-Exempt Income Fund, (5) Boston 1784 Florida Tax-Exempt Income Fund, (6) Boston 1784 Massachusetts Tax-Exempt Income Fund and (7) Boston 1784 Growth Fund (each a "Continuing 1784 Fund" and collectively, the "Continuing 1784 Funds" and together with the "Reorganizing 1784 Funds," each a "1784 Fund" and collectively, the "1784 Funds");

     WHEREAS, Galaxy currently offers, among others, the following investment portfolios: (1) Galaxy Tax-Exempt Fund, (2) Galaxy U.S. Treasury Fund, (3) Galaxy Money Market Fund, (4) Galaxy Short-Term Bond Fund, (5) Galaxy High Quality Bond Fund, (6) Galaxy Intermediate Government Income Fund, (7) Galaxy Rhode Island Municipal Bond Fund, (8) Galaxy Asset Allocation Fund, (9) Galaxy Growth and Income Fund, and (10) Galaxy International Equity Fund (each an "Existing Galaxy Fund" and collectively, the "Existing Galaxy Funds");

     WHEREAS, Galaxy has recently organized, or will soon organize, the following additional investment portfolios: (1) Galaxy Institutional Treasury Money Market Fund, (2) Galaxy Institutional Money Market Fund, (3) Galaxy Intermediate Tax-Exempt Bond Fund, (4) Galaxy Connecticut Intermediate Municipal Bond Fund, (5) Galaxy Florida Municipal Bond Fund, (6) Galaxy Massachusetts Intermediate Municipal Bond Fund and (7) Galaxy Growth

Fund II (each a "Shell Galaxy Fund" and collectively, the "Shell Galaxy Funds," and, together with the Existing Galaxy Funds, each a "Galaxy Fund" and collectively, the "Galaxy Funds");

     WHEREAS, each of the parties hereto desires, upon the terms and subject to the conditions set forth herein, to enter into and perform the reorganization described herein (the "Reorganization"), pursuant to which, among other things, at the respective times hereinafter set forth, (1) each 1784 Fund shall transfer substantially all of its respective Assets (as hereinafter defined), subject, in each case, to substantially all of its respective Liabilities (as hereinafter defined), to its Corresponding Galaxy Fund (as hereinafter defined), in exchange for BKB Shares, Trust Shares or Shares issued by such Corresponding Galaxy Fund (the shares issued to a 1784 Fund by its Corresponding Galaxy Fund in exchange for the Assets subject to the Liabilities of such 1784 Fund in connection with the Reorganization, collectively, "Galaxy Fund Shares"), and (2) each 1784 Fund shall then distribute to its shareholders of record, the Galaxy Fund Shares received by or on behalf of such 1784 Fund;

     WHEREAS, each of the parties intend that the Shell Galaxy Funds will have nominal assets and liabilities before the Reorganization and will continue the investment operations of the Continuing 1784 Funds; and

     WHEREAS, the parties intend that in connection with the Reorganization, 1784 shall be deregistered and terminated as described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1.   CERTAIN DEFINITIONS.  As used herein,

          (a) The term "Corresponding Galaxy Fund" shall mean with respect to any 1784 Fund, the particular Galaxy Fund, the name of which is set forth directly opposite the name of such 1784 Fund on Schedule A hereto.

          (b) The term "Corresponding 1784 Fund" shall mean with respect to any Galaxy Fund, the particular 1784 Fund, the name of which is set forth directly opposite the name of such Galaxy Fund on Schedule A hereto.

          (c) The term "Assets" shall mean all property and assets of every description and of any nature whatsoever including, without limitation, cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividend and interest receivables), deferred or prepaid expenses, good will and other intangible property, books and records, and all interests, rights, privileges and powers, other than with respect to 1784 and each 1784 Fund, cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2(c) hereof and its rights under this Agreement.

          (d) The term "Liabilities" shall mean all liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise including, with respect to 1784 and each 1784 Fund, any obligation of 1784 to indemnify 1784's current trustees, acting in their capacities as such, to the fullest extent permitted by law and 1784's Agreement and Declaration of Trust, as in effect as of the date of this Agreement.

     2.   THE REORGANIZATION.

          (a) At the Applicable Effective Time of the Reorganization (as hereinafter defined), (i) each 1784 Fund shall transfer, assign and convey to its Corresponding Galaxy Fund substantially all of the Assets, subject to substantially all of the Liabilities, of such 1784 Fund, and (ii) each such Corresponding Galaxy Fund shall accept all such Assets and assume all such Liabilities, such that at and after the Applicable Effective Time of the
Reorganization: (A) the Assets of each particular 1784 Fund shall become and be Assets of its Corresponding Galaxy Fund, (B) the Liabilities of each particular 1784 Fund shall become and be liabilities of, and shall attach to, its Corresponding Galaxy Fund, and (C) the Liabilities of each particular 1784 Fund may thenceforth be enforced only against its Corresponding Galaxy Fund to the same extent as if such Liabilities had been incurred by such Corresponding Galaxy Fund, subject to any defense and/or set off that 1784 or such 1784 Fund was entitled to assert immediately prior to the Applicable Effective Time of the Reorganization with respect to any such Liability.

          (b) In exchange for the transfer of the Assets of each 1784 Fund to its Corresponding Galaxy Fund as provided in paragraph (a) above, each Galaxy Fund shall assume the Liabilities of its Corresponding 1784 Fund as provided in paragraph (a) above and shall also simultaneously issue, at the Applicable Effective Time of the Reorganization, to its Corresponding 1784 Fund, the number of full and fractional (to the third decimal place) BKB Shares of such Galaxy Fund, determined and adjusted as provided in Section 3 hereof, PROVIDED THAT, to the extent that any then current shareholder or shareholders of any such Corresponding 1784 Fund has or have, as the case may be, purchased his, her, its or their, shares of such Corresponding 1784 Fund through an investment management, trust, custody or other agency relationship with BankBoston, N.A. or own shares of such Corresponding 1784 Fund that represent shares issued as a dividend with respect to shares purchased through an investment management, trust, custody or other agency relationship with BankBoston, N.A., then, but only to such extent, such Corresponding 1784 Fund shall receive Trust Shares of such Galaxy Fund in lieu of BKB Shares; and further provided that the Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund shall receive Shares of such Corresponding Galaxy Fund. BKB Shares, Trust Shares and Shares shall have the attributes described in Galaxy's Amended and Restated Plan pursuant to Rule 18f-3 for Operation of a Multi-Class System attached hereto as Schedule B.

          (c) Immediately upon receipt of the BKB Shares, Trust Shares and/or Shares of such Galaxy Fund in accordance with paragraph (b) above each 1784 Fund shall distribute, in complete liquidation, to the shareholders of record of such 1784 Fund at the Applicable Effective Time of the Reorganization (such shareholders of record of such 1784 Fund as of such time, collectively, the "Recordholders"), the respective BKB Shares, Trust Shares and/or Shares that have been so received as further provided in the following two sentences. Recordholders of the

Boston 1784 Institutional U.S. Treasury Money Market Fund, Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund will be credited with full and fractional Shares under this Agreement with respect to the shares in such 1784 Fund that are held by such Recordholders. All other Recordholders will be credited with full and fractional BKB Shares under this Agreement with respect to the shares in a 1784 Fund that are held by such Recordholders, provided that to the extent that Recordholders purchased their shares through an investment management, trust, custody or other agency relationship with BankBoston, N.A. or own shares issued as a dividend with respect to shares purchased through an investment management, trust, custody or other agency relationship with BankBoston, N.A., such shareholders will be credited with full and fractional Trust Shares under this Agreement with respect to the shares in the 1784 Fund that are held by such Recordholders. In addition, each Recordholder of a 1784 Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his, her or its shares of such 1784 Fund before the Applicable Effective Time of the Reorganization.

          (d) In accordance with instructions Galaxy receives from 1784, Galaxy shall record on its books the ownership, by the Recordholders, of the number and type of the Galaxy Fund Shares distributed to such Recordholders.

          (e) 1784 shall cancel on its books all of the shares (including, without limitation, any treasury shares) of each 1784 Fund that has so liquidated, and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the Galaxy Fund Shares issued to such 1784 Fund in accordance with paragraph (b) above.

          (f) The transfer books of 1784 with respect to each 1784 Fund shall be permanently closed.

     3.   CALCULATIONS.

          (a) The number of BKB Shares, Trust Shares and/or Shares of each Existing and Shell Galaxy Fund issued to its Corresponding 1784 Fund pursuant to
Section 2(b) hereof will be determined as follows:

               (1) With respect to the Boston 1784 Institutional U.S. Treasury Money Market Fund, the Boston 1784 Institutional Prime Money Market Fund and the Boston 1784 Florida Tax-Exempt Income Fund, the value of such 1784 Fund's Assets less the Liabilities so conveyed as of the Applicable Valuation Time (as hereinafter defined) shall be divided by the net asset value of one Galaxy Fund Share that is to be delivered with respect thereto;

               (2) With respect to all the other 1784 Funds:

                    (A) The value of such Corresponding 1784 Fund's Assets less the Liabilities that are so conveyed as of the Applicable Valuation Time (as hereinafter defined) and which are attributable to shares sold through an investment management, trust, custody or other agency relationship with BankBoston, N.A. or were issued through dividend reinvestment with respect to such shares shall be divided by the net asset value of one Galaxy Fund Trust Share that is to be delivered with respect thereto;

                    (B) The value of such Corresponding 1784 Fund's Assets less the Liabilities that are so conveyed as of the Applicable Valuation Time (as hereinafter defined) and which are attributable to shares sold other than through an investment management, trust, custody or other agency relationship with BankBoston, N.A. or were issued through dividend reinvestment with respect to such shares shall be divided by the net asset value of one Galaxy Fund BKB Share that is to be delivered with respect thereto;

          (b) The net asset value of BKB Shares, Trust Shares and Shares of a Galaxy Fund shall be computed in the manner set forth in such Galaxy Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of Shares of a 1784 Fund shall be computed in the manner set forth in such 1784 Fund's then current prospectus under the 1933 Act.

     4.   VALUATION OF ASSETS.

          (a) With respect to each 1784 Fund, the value of its Assets shall be the value of such Assets computed as of the time at which its net asset value is calculated at the Applicable Valuation Time (as hereinafter defined). The net asset value of the 1784 Fund Assets to be transferred to the Galaxy Funds shall be computed by 1784 and shall be subject to adjustment by the amount, if any, agreed to by Galaxy, its board of trustees, and the respective Galaxy Funds and 1784, its board of trustees, and the respective 1784 Funds. In determining the value of the securities transferred by a 1784 Fund to its Corresponding Galaxy Fund, each security shall be priced in accordance with the pricing policies and procedures of such 1784 Fund as described in its then current prospectus(es) and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by 1784, provided that such determination shall be subject to the approval of Galaxy. Galaxy and 1784 agree to use all commercially reasonable efforts to resolve, prior to the Applicable Valuation Time, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of a Galaxy Fund and those determined in accordance with the pricing policies and procedures of its Corresponding 1784 Fund.

          (b) It is understood and agreed that the net asset value of the 1784 Fund Assets of those 1784 Funds that are money market funds shall be based on the amortized cost valuation procedures that have been adopted by the Board of Trustees of 1784 Funds; provided that if the difference between the per share net asset values of such 1784 Funds and the Corresponding Galaxy Funds equals or exceeds $0.0010 on the Applicable Valuation Time, as computed by using market values in accordance with the policies and procedures established by 1784, either party shall have the right to postpone the Applicable Valuation Time and Applicable Effective Time of the Reorganization until such time as the per share difference is less than $0.0010.

          (c) At least fifteen (15) business days prior to the Applicable Effective Time of the Reorganization, each 1784 Fund will provide its Corresponding Galaxy Fund with a schedule of its securities and other Assets and Liabilities of which it is aware, and such Galaxy Fund will provide the 1784 Fund with a copy of the current investment objective and policies applicable to such Galaxy Fund. Each 1784 Fund reserves the right to sell any of the securities or other Assets shown on the list of the Fund's Assets prior to the Applicable Effective Time of the Reorganization but will not, without the prior approval of Galaxy, acquire any additional securities other than securities which the Corresponding Galaxy Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Applicable Effective Time of the Reorganization, each Galaxy Fund will advise its Corresponding 1784 Fund of any investments of such 1784 Fund shown on such schedule which the Galaxy Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. In the event that the 1784 Fund holds any investments that its Corresponding Galaxy Fund would not be permitted to hold under its stated investment objective or policies, the 1784 Fund, if requested by the Galaxy Fund and, to the extent permissible and consistent with the 1784 Fund's own investment objective and policies, will dispose of such securities prior to the Applicable Effective Time of the Reorganization. In addition, if it is determined that the portfolios of the 1784 Fund and the Galaxy Fund, when aggregated, would contain investments exceeding certain percentage limitations to which the Galaxy Fund is or will be subject with respect to such investments, the 1784 Fund, if requested by the Galaxy Fund and, to the extent permissible and consistent with the 1784 Fund's own investment objective and policies, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Applicable Effective Time of the Reorganization.

     5. VALUATION TIMES. Subject to Section 4(b) hereof, the valuation time with respect to the Existing Galaxy Funds and the Reorganizing 1784 Funds shall be 4:00 p.m., Eastern time, on May 5, 2000, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "First Valuation Time"). Subject to Section 4(b) hereof, the Valuation Time with respect to the Shell Galaxy Funds and the Continuing 1784 Funds shall be 4:00 p.m., Eastern time, on May 12, 2000, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Second Valuation Time" and together with the First Valuation Time, each an "Applicable Valuation Time"), provided that the Second Valuation Time shall be no less than one week following the First Valuation Time, unless otherwise agreed in writing by the parties hereto. Notwithstanding anything herein to the contrary, in the event that at an Applicable Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Galaxy or 1784, accurate appraisal of the value of the net assets of a Galaxy Fund or a 1784 Fund is impracticable, such Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Galaxy Funds and the 1784 Funds is practicable in the judgment of Galaxy and 1784.

     6. EFFECTIVE TIME OF THE REORGANIZATION.

          (a) Delivery by each Reorganizing 1784 Fund of its respective Assets to its Corresponding Galaxy Fund, delivery by such Corresponding Galaxy Fund of its respective

Galaxy Fund Shares to such Reorganizing 1784 Fund, and liquidation of each such Reorganizing 1784 Fund, in each case, pursuant to Section 2 hereof, shall occur at the opening of business on the next business day following the First Valuation Time (or on such other date, following the First Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Applicable Effective Time of the Reorganization" with respect to the Existing Galaxy Funds and the Reorganizing 1784 Funds. To the extent any Assets of any Reorganizing 1784 Fund are, for any reason, not transferred to its Corresponding Galaxy Fund at the Applicable Effective Time of the Reorganization with respect to such funds, 1784 shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

          (b) Delivery by each Continuing 1784 Fund of its respective Assets to its Corresponding Galaxy Fund, delivery by each such Corresponding Galaxy Fund, of its respective Galaxy Fund Shares to such Continuing 1784 Fund, and the liquidation of each such Continuing 1784 Fund, in each case, pursuant to Section 2 hereof, shall occur at the opening of business on the next business day following the Second Valuation Time (or on such other date following the Second Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Applicable Effective Time of the Reorganization" with respect to the Galaxy Shell Funds and the Continuing 1784 Funds. To the extent any Assets of any Continuing 1784 Fund are, for any reason, not transferred at the Applicable Effective Time of the Reorganization with respect to such funds, 1784 shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     7. TERMINATION OF 1784. Promptly following the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding 1784 Funds, 1784 shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that 1784 has ceased to be an investment company; provided that until such order is granted, 1784 shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). 1784 shall, promptly after the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding 1784 Funds, file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice, with respect to such 1784 Fund(s). All reporting and other obligations of 1784 shall remain the exclusive responsibility of 1784 up to and including the date on which such 1784 Fund is deregistered and terminated. In addition, promptly following the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and their Corresponding 1784 Funds, 1784 shall be terminated pursuant to
Article IX, Section 4 of its Agreement and Declaration of Trust and shall take all other steps necessary and proper to effect its complete termination. Without limiting the generality of the foregoing, (a) the affairs of 1784 shall be immediately wound up, its contracts discharged and its business liquidated; and
(b) the Trustees of 1784 shall execute and Galaxy shall lodge among the records of 1784 an instrument in writing setting forth the fact of such termination.

     8. CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF 1784. 1784, on behalf of itself and each of the 1784 Funds, represents, warrants, covenants and agrees as follows:

          (a) 1784 is a Massachusetts business trust duly created pursuant to its Agreement and Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts.

          (b) 1784 is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

          (c) 1784 currently has the power (i) to own all of its Assets, and
(ii) subject to the approval of shareholders referred to in Section 10 hereof, to carry out and consummate the transactions contemplated herein. 1784 has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and upon receipt by 1784 of an exemptive order under Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly and validly authorized, executed and delivered by 1784, and represents the legal, valid and binding obligation of 1784, enforceable against 1784 in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 32 and 33 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or By-laws or any other organizational document of 1784 or any agreement, contract or other arrangement to which 1784 is a party or by which 1784 or its properties or Assets may be bound, subject or affected other than (i) that certain Credit Agreement dated as of August 14, 1998, as amended, between 1784 and The Chase Manhattan Bank and (ii) that certain Custodian Agreement, dated as of June 1, 1993 between 1784 and Bank Boston, N.A. and assigned to Investors Bank & Trust Company pursuant to an Instrument of Assignment and Assumption dated as of September 30, 1998.

          (e) Each 1784 Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and each 1784 Fund currently qualifies, and shall continue to qualify, as a regulated investment company under such Part of the Code for its taxable year ending on the date on which the Applicable Effective Time of the Reorganization occurs. Each 1784 Fund has been a regulated investment company under such Part of the Code at all times since the end of the first taxable year when it first so qualified, and shall continue to be a regulated investment company under such Part of the Code at all times until the Applicable Effective Time of the Reorganization occurs with respect to such 1784 Fund.

          (f) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including, without limitation, interest, additions to tax, and penalties thereon, (collectively, "Taxes") that relate to the Assets of 1784 or of any

1784 Fund, and that are either due or properly shown to be due on any return filed by 1784 or of any 1784 Fund have been fully and timely paid or provided for; and to 1784's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of 1784 (or to any Assets of any 1784 Fund). All federal and other tax returns and reports of 1784 and each 1784 Fund required by law to be filed on or before the Applicable Effective Time of the Reorganization, have been or will be filed, and all federal and other taxes owed by 1784 on behalf of the 1784 Funds, have been or will be paid so far as due, and to the best of 1784's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (g) The financial statements of each of the 1784 Funds for its respective fiscal year ended May 31, 1999, examined by PricewaterhouseCoopers LLP, copies of which have been previously furnished to Galaxy, present fairly
(i) the financial condition of such 1784 Fund as of the date indicated therein and (ii) the results of operations of such 1784 Fund for the periods indicated, in the case of both (i) and (ii), in conformity with generally accepted accounting principles consistently applied.

          (h) Prior to or as of the First Valuation Time, each of the Reorganizing 1784 Funds shall have declared a dividend or dividends, with a record date and ex-dividend date prior to or as of the First Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before May 31, 1999 and for the period from said date to and including the Applicable Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before May 31, 1999 and in the period from said date to and including the Applicable Effective Time of the Reorganization.

          (i) At the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each 1784 Fund, all liabilities of such 1784 Fund which are required to be reflected in the net asset value per share of such 1784 Fund in accordance with applicable law are reflected in the net asset value per share of such 1784 Fund.

          (j) To 1784's knowledge, there are currently, and at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each 1784 Fund there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving 1784 or any 1784 Fund which could result in liability on the part of 1784 or a 1784 Fund.

          (k) Subject to the approvals of shareholders referred to in Section 10, at both the First Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Reorganizing 1784 Fund, 1784, on behalf of each Reorganizing 1784 Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of such Reorganizing 1784 Fund. Upon delivery and payment for the Assets of the Reorganizing 1784 Funds as contemplated in Section 2(b) above, each Corresponding Galaxy Fund shall acquire good and marketable title to the Assets of its Corresponding 1784 Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (l) Subject to the approvals of shareholders referred to in Section 10, at both the Second Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Continuing 1784 Fund, 1784, on behalf of each Continuing 1784 Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of such Continuing 1784 Fund. Upon delivery and payment for the Assets of the Continuing 1784 Fund, as contemplated in Section 2(b) above, each Shell Galaxy Fund shall acquire good and marketable title to the Assets of its Corresponding 1784 Fund, in each case, free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (m) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by 1784 and by each 1784 Fund of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act, or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (n) The registration statement filed by Galaxy on Form N-14 relating to the shares of each Galaxy Fund that will be registered with the SEC pursuant to this Agreement, together with any and all supplements and amendments thereto and the documents contained or incorporated therein by reference, as supplemented and amended, including, without limitation, the proxy statement of 1784 and the prospectuses of 1784 and Galaxy with respect to the transactions contemplated by this Agreement (such registration statement, together with such supplements and amendments and the documents contained therein or incorporated therein by reference, as supplemented and amended, the "N-14 Registration Statement") shall, on the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 10 hereof and at the Applicable Effective Time of the Reorganization, with respect to 1784 or any of the 1784 Funds: (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (o) All of the issued and outstanding shares of each of the 1784 Funds have been duly and validly issued, are fully paid and non-assessable by 1784 (except that shareholders of a 1784 Fund may under certain circumstances be held personally liable for its obligations), and were offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). All shares of any 1784 Fund issued on or after the date hereof shall be duly and validly issued, fully paid and non-assessable by 1784 (except that shareholders of a 1784 Fund may under certain circumstances be held personally liable for its obligations) and offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). No shareholder of any of the 1784 Funds currently has, or will hereafter have, any statutory or contractual preemptive right of subscription or purchase in respect of any shares of any 1784 Fund.

          (p) 1784 shall not sell or otherwise dispose of any Galaxy Fund Shares received in the transactions contemplated herein, except in distribution to the Recordholders as contemplated herein.

     9. CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF GALAXY. Galaxy, on behalf of itself and each of the Galaxy Funds, represents, warrants, covenants and agrees as follows:

          (a) Galaxy is a Massachusetts business trust duly created pursuant to its Declaration of Trust for the purpose of acting as a management investment company under the 1940 Act and is validly existing under the laws of, and duly authorized to transact business in, the Commonwealth of Massachusetts.

          (b) Galaxy is duly and appropriately registered with the SEC as an open-end, management investment company under the 1940 Act and its registration with the SEC as such an investment company is in full force and effect as of the date hereof.

          (c) Galaxy currently has the power to own all of its Assets and to carry out and consummate the transactions contemplated herein. Galaxy has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and upon receipt by Galaxy of an exemptive order under Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly and validly authorized, executed and delivered by Galaxy, and represents the legal, valid and binding obligation of Galaxy, enforceable against Galaxy in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Sections 32 and 33 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or Code of Regulations or any other organizational document of Galaxy, or any agreement, contract or other arrangement to which Galaxy is a party or by which Galaxy or its properties or Assets may be bound, subject or affected.

          (e) Each Galaxy Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under Part I of Subchapter M of the Code, and each Galaxy Fund has been a regulated investment company under such Part of the Code at all times since the end of its first taxable year when it so qualified. Each Galaxy Fund currently qualifies, and shall continue to qualify, as a regulated investment company under the Code.

          (f) All Taxes that relate to the Assets of Galaxy or of any Galaxy Fund, and that are either due or properly shown to be due on any return filed by Galaxy or of any Galaxy Fund have been fully and timely paid or provided for; and to Galaxy's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Galaxy (or to any Assets of any Galaxy Fund). All federal and other tax returns and reports of Galaxy and each Galaxy Fund required by law to be filed on or before the Applicable Effective Time of the Reorganization, have been or will be filed, and all federal and other taxes owed by Galaxy on behalf of the Galaxy Funds, have been or will be paid so far as due, and to the best of Galaxy's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (g) The financial statements of each of the Galaxy Funds for its respective fiscal year ended October 31, 1999, examined by Ernst & Young LLP, copies of which have been previously furnished to 1784 Funds, present fairly (i) the financial condition of such Galaxy Fund as of the date indicated therein and
(ii) the results of operations of such Galaxy Fund for the periods indicated, in the case of both (i) and (ii), in conformity with generally accepted accounting principles consistently applied.

          (h) At the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Galaxy Fund, all liabilities of such Galaxy Fund which are required to be reflected in the net asset value per share of the Galaxy Fund Shares issued by such Galaxy Fund pursuant to this Agreement in accordance with applicable law are reflected in the net asset value per share of such Galaxy Fund.

          (i) To Galaxy's knowledge, there are currently, and at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization with respect to each Galaxy Fund there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving Galaxy or any Galaxy Fund which could result in liability on the part of Galaxy or a Galaxy Fund.

          (j) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by Galaxy and by each Galaxy Fund of the transactions contemplated by this Agreement except as may be required by the 1933 Act, 1934 Act, the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (k) On the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 10 hereof and at the Applicable Effective Time of the Reorganization, with respect to Galaxy or any of the Galaxy Funds, the N-14 Registration Statement shall: (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (l) The Galaxy Fund Shares to be issued and delivered to each 1784 Fund pursuant to the terms hereof, shall have been duly authorized as of the Applicable Effective Time of the Reorganization, and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable by Galaxy (except that shareholders of a Galaxy Fund may under certain circumstances be held personally liable for its obligations), and no shareholder of any Galaxy Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (m) For the period beginning at the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and the Continuing 1784 Funds and ending not less than six years thereafter, Galaxy shall provide or cause to be provided, liability coverage for the officers and trustees of 1784 which covers the actions of such trustees and officers of 1784 for the period they served as such and is at least comparable to the liability coverage currently applicable to the trustees and officers of 1784. Galaxy agrees that all rights to indemnification existing in favor of the 1784 Trustees, acting in their capacities as such, under 1784's Agreement and Declaration of Trust as in effect as of the date of this Agreement shall survive the Reorganization as obligations of Galaxy, shall continue in full force and effect without any amendment thereto, and shall constitute rights which may be asserted against Galaxy.

     10. SHAREHOLDER ACTION ON BEHALF OF THE 1784 FUNDS. As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Applicable Effective Time of the Reorganization, and as a condition to the consummation of the transactions contemplated hereby, the Board of Trustees of 1784 shall call, and subject to obtaining any necessary quorum, 1784 shall hold, a meeting of the shareholders of each of the 1784 Funds for the purpose of considering and voting upon:

          (a) Approval of this Agreement and the transactions contemplated hereby, including, without limitation, the transfer by such 1784 Fund to its Corresponding Galaxy Fund, of the Assets belonging to such 1784 Fund and the assumption by such Corresponding Galaxy Fund of the Liabilities of such 1784 Fund in exchange for the Galaxy Fund Shares issued by such Corresponding Galaxy Fund to such 1784 Fund, in each case, in accordance with, and at the respective times set forth in, Section 2 hereof.

          (b) The liquidation of such 1784 Fund through the distribution of the Galaxy Fund Shares received by such 1784 Fund, to the Recordholders of the 1784 Fund as described in this Agreement.

          (c) Such other matters as may be determined by the Boards of Trustees of the parties.

     11. N-14 REGISTRATION STATEMENT. Galaxy shall file the N-14 Registration Statement after the N-14 Registration Statement has been approved by 1784. Galaxy and 1784 have cooperated and shall continue to cooperate with each other, and have furnished and shall continue to furnish each other with the information relating to themselves that is required by the 1933 Act, the 1934 Act, the 1940 Act and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder) to be included in the N-14 Registration Statement (or that is necessary to ensure that the N-14 Registration Statement does not contain any untrue statement of a material fact and/or to ensure that the N-14 Registration Statement does not omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading).

     12. GALAXY CONDITIONS. The obligations of Galaxy (and of each respective Galaxy Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of 1784 (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of each of the 1784 Funds, in each case, in the manner required by law.

          (b) 1784 shall have duly executed and delivered to Galaxy, on behalf of each 1784 Fund, such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as Galaxy may reasonably deem necessary or desirable to transfer to the Corresponding Galaxy Fund of such 1784 Fund all of the right, title and interest of such 1784 Fund in and to the respective Assets of such 1784 Fund. In each case, the Assets of each 1784 Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (c) All representations and warranties of 1784 made in this Agreement shall be true and correct in all material respects on the date hereof, on the Applicable Valuation Time and on the Applicable Effective Time of the Reorganization as if made at and as of such date, and 1784 shall have complied, in all material respects, with all of its covenants hereunder. As of the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of any 1784 Fund or of 1784 since the date of the financial statements referred to in Section 8(g), other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 8(g). At the Applicable Effective Time of the Reorganization, Galaxy shall have received a certificate from the President or Vice President of 1784, dated as of such date, certifying on behalf of 1784, that as of such date each of the conditions set forth in Section 8 and in this Section 12 have been, and continue to be, met.

          (d) Galaxy shall have received opinions of Bingham Dana LLP, addressed to Galaxy, in form and substance reasonably satisfactory to Galaxy, and dated the Applicable Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Galaxy: (i) 1784 is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each Reorganizing or Continuing 1784 Fund, as appropriate, outstanding at the Applicable Effective Time of the Reorganization are duly authorized, validly issued, fully paid and non-assessable by such 1784 Fund (except that shareholders of a 1784 Fund may under certain circumstances be held personally liable for its obligations), and to such counsel's knowledge, no shareholder of any 1784 Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement and the Transfer Documents have been duly and validly authorized, executed and delivered by 1784 and represent the legal, valid and binding obligations of 1784, enforceable against 1784 in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, marshalling, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to a 1784 Fund and its Assets, including but not limited to Sections 32 and 33 of this Agreement;
(iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Agreement and Declaration of Trust or By-laws of 1784 or except as may be noted in such opinion, any material agreement known to counsel to which 1784 is a party or by which 1784 may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by 1784 of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinion may rely on a certificate of a 1784 Trustee or the President or Vice President of 1784 as to factual matters.

          (e) The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Galaxy, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (f) At the Applicable Effective Time of the Reorganization, 1784 has, as of such date, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by 1784 prior to or at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization and Galaxy shall have received a certificate from the President or Vice President of 1784, dated as of such date, certifying that the conditions set forth in clause (f) has been satisfied.

          (g) 1784's agreements with each of its service contractors shall have terminated at the Applicable Effective Time of the Reorganization with respect to the Galaxy Shell Funds and the Continuing 1784 Funds and each party has received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

          (h) Galaxy shall have received the tax opinion provided for in Section 14 hereof.

          (i) Galaxy shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

     13. 1784 CONDITIONS. The obligations of 1784 (and of each respective 1784
Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Trustees of Galaxy (including the determinations required by Rule 17a-8(a) under the 1940 Act) and by the shareholders of each of the 1784 Funds, in each case, in the manner required by law and further provided that a majority of the shares of those shareholders of each 1784 Fund who will receive BKB Shares and a majority of the shares of those shareholders of each 1784 Fund who will receive Trust Shares shall have separately voted upon and approved this Agreement.

          (b) All representations and warranties of Galaxy made in this Agreement shall be true and correct in all material respects on the date hereof, on the Applicable Valuation Time and on the Applicable Effective Time of the Reorganization as if made at and as of such date, and Galaxy shall have complied, in all material respects, with all of its covenants hereunder. As of the Applicable Valuation Time and at the Applicable Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of any Galaxy Fund or of Galaxy since the date of the financial statements referred to in Section 9(g) other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the financial statements referred to in Section 9(g). At the Applicable Effective Time of the Reorganization, 1784 shall have received a certificate from the President or Vice President of Galaxy, dated as of such date, certifying on behalf of Galaxy, that as of such date each of the conditions set forth in
Section 9 and in this Section 13 have been, and continue to be, met.

          (c) 1784 shall have received opinions of Drinker Biddle & Reath LLP, addressed to 1784 in form and substance reasonably satisfactory to 1784 and dated the Applicable Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to 1784: (i) Galaxy is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (ii) the shares of each Existing or Shell Galaxy Fund, as appropriate, to be delivered to its Corresponding 1784 Fund are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by such Galaxy Fund (except that shareholders of a Galaxy Fund may under certain circumstances be held personally liable for its obligations), and, to such counsel's knowledge, no shareholder of any Galaxy Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly and validly authorized, executed and delivered by Galaxy and represents the legal, valid and binding obligation of Galaxy, enforceable against Galaxy in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, marshalling, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to a Galaxy Fund and its Assets, including but not limited to Sections 32 and 33 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Declaration of Trust or Code of Regulations of Galaxy, or any material agreement known to such counsel to which Galaxy is a party or by which Galaxy may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Galaxy of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Massachusetts state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinion may rely on the opinion of Ropes & Gray to the extent set forth in such opinion.

          (d) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of 1784, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under state securities laws to consummate the transactions contemplated by this Agreement, and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (e) At the Applicable Effective Time of the Reorganization, Galaxy has, as of such date, performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Galaxy prior to or at the Applicable Valuation Time and the Applicable Effective Time of the Reorganization and 1784 shall have received a certificate from the President or Vice President of Galaxy, dated as of such date, certifying that the conditions set forth in this clause (e) has been satisfied.

          (f) 1784 shall have received the tax opinion provided for in Section 14 hereof.

          (g) 1784 shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

     14. TAX OPINION. Galaxy and 1784 Funds shall receive an opinion of Drinker Biddle & Reath LLP addressed to both Galaxy and 1784 in a form reasonably satisfactory to them, and dated as of the Applicable Effective Time of the Reorganization, substantially to the effect that on the basis of facts, representations, and assumptions set forth in such opinion:

          (a) The Reorganization will consist of seventeen "reorganizations" within the meaning of Section 368(a) of the Code, and each 1784 Fund and the Corresponding Galaxy Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code with respect to such Reorganization;

          (b) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by any 1784 Fund upon the transfer of its Assets and Liabilities to the Corresponding Galaxy Fund in exchange for the Galaxy Fund Shares of the Corresponding Galaxy Fund;

          (c) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by each Galaxy Fund upon the receipt of the Assets and assumption of Liabilities of the Corresponding 1784 Fund in exchange for the Galaxy Fund Shares;

          (d) In accordance with Section 362(b) of the Code, the basis of each 1784 Fund's Assets received by the Corresponding Galaxy Fund pursuant to the Reorganization will be the same as the basis of those Assets in the hands of the 1784 Fund immediately prior to the Reorganization;

          (e) In accordance with Section 1223(2) of the Code, the holding period of each 1784 Fund's Assets in the hands of the Corresponding Galaxy Fund will include the period for which such assets have been held by the 1784 Fund;

          (f) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by any 1784 Fund on the distribution to its shareholders of the Galaxy Fund Shares to be received by the 1784 Fund in the Reorganization;

          (g) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of any 1784 Fund upon their receipt of the Corresponding Galaxy Fund Shares in exchange for such shareholders' shares of the 1784 Fund;

          (h) In accordance with Section 358(a)(1) of the Code, the basis of the Galaxy Fund Shares received by the shareholders of each Corresponding 1784 Fund will be the same as the basis of the 1784 Fund shares surrendered by such shareholders pursuant to the Reorganization;

          (i) In accordance with Section 1223(1) of the Code, the holding period for the Galaxy Fund Shares received by each 1784 Fund shareholder will include the period during which such shareholder held the 1784 Fund shares surrendered therefor, provided that such 1784 Fund shares are held as a capital asset in the hands of such 1784 Fund shareholder on the date of the exchange; and

          (j) Each Galaxy Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Corresponding 1784 Fund as of the Applicable Effective Time of the Reorganization, subject to the conditions and limitations specified in the Code.

     In rendering such opinion described in this paragraph, Drinker Biddle & Reath LLP may require and, to the extent it deems necessary and appropriate, may rely, as to factual matters, upon representations made in certificates of Galaxy Funds and 1784 Funds, their affiliates, and principal shareholders.

     15. TAX DOCUMENTS. 1784 shall deliver to Galaxy at the Applicable Effective Time of the Reorganization, confirmations and/or other evidence satisfactory to Galaxy as to the adjusted tax basis of the Assets of each 1784 Fund delivered to a Galaxy Fund in accordance with the terms of this Agreement.

     16. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such party's obligations hereunder. In addition, 1784 shall deliver or cause to be delivered to Galaxy, each account, book, record or other document of 1784 required to be maintained by 1784 pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in) (the "Records"). Galaxy shall maintain such Records for the period required pursuant to Section 31(a) of the 1940 Act and Rule 31a-2 thereunder.

     17. TERMINATION AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of 1784 set forth in this Agreement shall terminate upon the consummation of the transactions contemplated herein. The representations and warranties of Galaxy contained in this Agreement shall survive the consummation of the transactions contemplated herein.

     18. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at any time at or prior to the Applicable Effective Time of the Reorganization by a vote of a majority of such party's Board of Trustees, as applicable, as provided below:

          (a) By Galaxy if the conditions set forth in Section 12 are not satisfied as specified in said Section;

          (b) By 1784 if the conditions set forth in Section 13 are not satisfied as specified in said Section; or

          (c)  By mutual consent of both parties.

     If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties except as otherwise provided herein.

     19. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of 1784 in accordance with Section 10 hereof, (a) the parties hereto may, by written agreement authorized by their respective Boards of Trustees and with or without the approval of their shareholders, amend, modify or terminate any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party's shareholders.

     20. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of law principles of such state.

     21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the prior written consent of all other parties.

     22. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto (including, without limitation, any shareholder of Galaxy or 1784) other than (a) the Trustees of 1784 with respect to the covenants of Galaxy set forth in Section 9(m); and (b) the successors and permitted assigns of the parties. Nothing in this Section 22 is intended to limit the rights of shareholders of the 1784 Funds to maintain derivative actions with respect to this Agreement subject to, and in accordance with, applicable law.

     23. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a recognized overnight courier service, in each case, properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

          If to Galaxy:

          The Galaxy Fund
          4400 Computer Drive
          Westborough, Massachusetts  01581

          With copies to:

          W. Bruce McConnel, III, Esq.
          Drinker Biddle & Reath LLP
          One Logan Square
          18th & Cherry Streets
          Philadelphia, Pennsylvania  19103
          Telecopier Number:  (215) 988-2757

          If to 1784:

          Boston 1784 Funds
          c/o SEI Investments Mutual Funds Services
          One Freedom Valley Drive
          Oaks, Pennsylvania  19458

          With copies to:

          Roger P. Joseph, Esq.
          Bingham Dana LLP
          150 Federal Street
          Boston, Massachusetts 02110
          Telecopier Number:  (617) 951-8736
          and

          Marianne K. Smythe, Esq.
          Wilmer, Cutler & Pickering
          2445 M Street, N.W.
          Washington, DC  20037-1420
          Telecopier Number: (202) 663-6363


     24. EXPENSES AND WAIVERS. With regard to the expenses incurred by 1784 and Galaxy in connection with this Agreement and the transactions contemplated hereby, Fleet Investment Advisors Inc. shall bear such expenses or cause one of its affiliates to bear such expenses. Such expenses shall include but are not limited to (a) transaction costs incurred in connection with the sale of securities under paragraph 4(c) of this Agreement but only to the extent that such sales transactions were entered into because (i) a Galaxy Fund was not permitted to hold such securities pursuant to its stated investment objectives or policies; or (ii) the securities of the 1784 Fund when aggregated with its Corresponding Galaxy Fund would exceed certain percentage limitations to which the Galaxy Fund is subject; and (b) all expenses incurred to effect the termination of 1784 and the other actions required under section 7 of this Agreement. Fleet Investment Advisors, Inc. hereby agrees to waive shareholder servicing fees as needed to ensure that until the later of one year from the date of the reorganization or such time as the Galaxy Board of Trustees votes on the conversion of the BKB Shares to Retail A Shares, the Galaxy Funds total operating expense ratios will not exceed the PRO FORMA after waiver expense ratios set forth in Table I-B of the N-14 Registration Statement.

     25. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     26. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     27. FAILURE OF ONE FUND TO CONSUMMATE THE TRANSACTIONS. Subject to the conditions set forth in this Agreement, and provided that the Reorganization shall continue to qualify for tax-free treatment under the Code and the opinion is delivered to Galaxy and 1784 as provided in Section 14 hereof, the failure of one fund to consummate the transactions contemplated hereby shall not affect the consummation or validity of the Reorganization with respect to any other fund, and the provisions of this Agreement shall be construed to effect this intent.

     28. NO BROKERS OR FINDERS. Each of the parties, on behalf of itself and of each of its funds, hereby represents and warrants to the other party hereto that that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     29. VALIDITY. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     30. EFFECT OF FACSIMILE SIGNATURE. A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any Transfer Document shall have the same effect as if executed in the original by such officer.

     31. HEADINGS. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     32. GALAXY LIABILITY. The names "The Galaxy Fund" and "Trustees of The Galaxy Fund" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated March 31, 1986, which is hereby referred to and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and at the principal office of Galaxy. The obligations of Galaxy entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of Galaxy personally, but bind only the trust property, and all persons dealing with any series of shares of Galaxy must look solely to the trust property belonging to such series for the enforcement of any claims against Galaxy.

     Both parties specifically acknowledge and agree that any liability of Galaxy under this Agreement with respect to a particular Galaxy Fund, or in connection with the transactions contemplated herein with respect to a particular Galaxy Fund, shall be discharged only out of the assets of the particular Galaxy Fund and that no other portfolio of Galaxy shall be liable with respect thereto.

     33. 1784 LIABILITY. The names "Boston 1784 Funds" and "Trustees of The Boston 1784 Funds" refer respectively to the trust created and the trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated February 5, 1993, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of 1784. The obligations of 1784 entered into in the name or on behalf thereof by any of the trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of 1784 personally, but bind only the trust property, and all persons dealing with any series of shares of 1784 must look solely to the trust property belonging to such series for the enforcement of any claims against 1784.

     Both parties specifically acknowledge and agree that any liability of 1784 under this Agreement with respect to a 1784 Fund, or in connection with the transactions contemplated herein with respect to a particular 1784 Fund, shall be discharged only out of the assets of the particular 1784 Fund and that no other portfolio of 1784 shall be liable with respect thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                  THE GALAXY FUND



                                  By: /s/ John T. O'Neill
                                     -------------------------------------------
                                  Name:  John T. O'Neill
                                  Title: President


                                  BOSTON 1784 FUNDS



                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  FLEET INVESTMENT ADVISORS INC.,
                                  hereby joins in this Agreement with respect to, and agrees to be bound by, Section 24.


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                  THE GALAXY FUND



                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  BOSTON 1784 FUNDS



                                  By: /s/ Robert A. Nesher
                                     -------------------------------------------
                                  Name:  Robert Nesher
                                  Title: President

                                  FLEET INVESTMENT ADVISORS INC.,
                                  hereby joins in this Agreement with respect to, and agrees to be bound by, Section 24.


                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the date first written above.

                                  THE GALAXY FUND



                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  BOSTON 1784 FUNDS



                                  By:
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  FLEET INVESTMENT ADVISORS INC.,
                                  hereby joins in this Agreement with respect to, and agrees to be bound by, Section 24.


                                  By: /s/ Thomas M. O'Neill
                                     -------------------------------------------
                                  Name:  Thomas M. O'Neill
                                  Title: President and Chief Executive Officer

                                   SCHEDULE A

                COLUMN 1                                                        COLUMN 2
                --------                                                        --------
1784 FUND                                                         GALAXY FUND AND SHARE CLASS


BOSTON 1784 TAX-FREE MONEY MARKET FUND                            GALAXY TAX-EXEMPT FUND
     Shares (purchased other than through an                           BKB Shares
     investment management, trust, custody or
     other agency relationship with BankBoston,
     N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


BOSTON 1784 U.S. TREASURY MONEY MARKET FUND                       GALAXY U.S. TREASURY FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND         GALAXY INSTITUTIONAL TREASURY MONEY MARKET FUND
     Shares                                                            Shares


BOSTON 1784 PRIME MONEY MARKET FUND                               GALAXY MONEY MARKET FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


                                      A-1

                COLUMN 1                                                        COLUMN 2
                --------                                                        --------
1784 FUND                                                         GALAXY FUND AND SHARE CLASS


BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND                 GALAXY INSTITUTIONAL MONEY MARKET FUND
     Shares
                                                                       Shares

BOSTON 1784 SHORT-TERM INCOME FUND                                GALAXY SHORT-TERM BOND FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


BOSTON 1784 INCOME FUND                                           GALAXY HIGH QUALITY BOND FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM                           GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
INCOME FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


                                      A-2

                COLUMN 1                                                        COLUMN 2
                --------                                                        --------
1784 FUND                                                         GALAXY FUND AND SHARE CLASS


BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND                    GALAXY INTERMEDIATE TAX-EXEMPT BOND FUND
     Shares (purchased other than through an investment
     management, trust, custody or other agency relationship           BKB Shares
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)

BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND                    GALAXY CONNECTICUT INTERMEDIATE MUNICIPAL BOND FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND                        GALAXY FLORIDA MUNICIPAL BOND FUND
     Shares                                                            Shares


BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND                  GALAXY MASSACHUSETTS INTERMEDIATE MUNICIPAL BOND FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


                                      A-3

                COLUMN 1                                                        COLUMN 2
                --------                                                        --------
1784 FUND                                                         GALAXY FUND AND SHARE CLASS


BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND                   GALAXY RHODE ISLAND MUNICIPAL BOND FUND
     Shares (purchased other than through an investment
     management, trust, custody or other agency relationship           BKB Shares
     with BankBoston, N.A.)


     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


BOSTON 1784 ASSET ALLOCATION FUND                                 GALAXY ASSET ALLOCATION FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)

BOSTON 1784 GROWTH AND INCOME FUND                                GALAXY GROWTH AND INCOME FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


BOSTON 1784 GROWTH FUND                                           GALAXY GROWTH FUND II
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)


                                      A-4

                COLUMN 1                                                        COLUMN 2
                --------                                                        --------
1784 FUND                                                         GALAXY FUND AND SHARE CLASS


     Shares (purchased through an investment management,               Trust Shares
     trust, custody or other agency relationship with
     BankBoston, N.A.)


BOSTON 1784 INTERNATIONAL EQUITY FUND                             GALAXY INTERNATIONAL EQUITY FUND
     Shares (purchased other than through an investment                BKB Shares
     management, trust, custody or other agency relationship
     with BankBoston, N.A.)

     Shares (purchased through an investment management,
     trust, custody or other agency relationship with                  Trust Shares
     BankBoston, N.A.)

                                   SCHEDULE B

                                 THE GALAXY FUND
                                   ("GALAXY")
                              AMENDED AND RESTATED
                  PLAN PURSUANT TO RULE 18f-3 FOR OPERATION OF
                              A MULTI-CLASS SYSTEM

                                 I. INTRODUCTION

          On February 23, 1995, the Securities and Exchange Commission (the "Commission") promulgated Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), which permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, which became effective on April 3, 1995, requires an investment company to file with the Commission a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges. On May 25, 1995, the Board of Trustees of Galaxy authorized Galaxy to operate its multi-class distribution structure in compliance with Rule 18f-3. On October 10, 1995, Galaxy filed a Plan pursuant to Rule 18f-3 for operation of a multi-class system (the "Prior Plan"), which had been approved by the Board of Trustees of Galaxy on September 7, 1995, with the Commission. Prior to the filing of the Prior Plan, Galaxy operated a multi-class distribution structure pursuant to an exemptive order granted by the Commission on February 19, 1992. The Amended and Restated Plan pursuant to Rule 18f-3 for operation of a multi-class system presented herewith, which was approved by the Board of Trustees of Galaxy on January 25, 2000, supersedes the Prior Plan and any subsequent Plans pursuant to Rule 18f-3 approved by the Board of Trustees of Galaxy prior to January 25, 2000.

                            II. ATTRIBUTES OF CLASSES
1.   GENERALLY

          EQUITY FUNDS

          Galaxy shall offer (a) six classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares, BKB Shares and Trust Shares -- in the Asset Allocation Fund, Growth and Income Fund, and International Equity Fund, (b) five classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares -- in the Equity Value Fund, Equity Growth Fund, Equity Income Fund, Small Company Equity Fund, Small Cap Value Fund and Strategic Equity Fund, (c) four classes of shares -- Retail A Shares, Retail B Shares, BKB Shares and Trust Shares -- in the Growth Fund II and (d) three classes of shares -- Retail A Shares, BKB Shares and Trust Shares -- in the MidCap Equity Fund (each a "Fund" and collectively, the "Equity Funds").

          BOND FUNDS

          Galaxy shall offer (a) six classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares, BKB Shares and Trust Shares -- in the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund, (b) five classes of shares -- Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and Trust Shares -- in the Tax-Exempt Bond Fund, (c) three classes of shares -- Retail A Shares, BKB Shares and Trust Shares -- in the Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Rhode Island Municipal Bond Fund, and (d) two classes of shares -- Retail A Shares and Trust Shares -- in the Corporate Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund and Massachusetts Municipal Bond Fund (each a "Fund" and collectively, the "Bond Funds").

          MONEY MARKET FUNDS

          Galaxy shall offer (a) four classes of shares -- Retail A Shares, Retail B Shares, BKB Shares and Trust Shares -- in the Money Market Fund, (b) three classes of shares -- Retail A Shares, BKB Shares and Trust Shares -- in the Tax-Exempt Fund and U.S. Treasury Fund, (c) two classes of shares -- Retail A Shares and Trust Shares -- in the Government Fund, and (d) two classes of shares -- Retail A Shares and Prime Shares -- in the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund (each a "Fund" and collectively, the "Money Market Funds").

          In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services. More particularly, the Retail A Shares, the Retail B Shares, the Prime A Shares, the Prime B Shares, the BKB Shares, the Prime Shares and/or the Trust Shares of each

Fund shall represent interests in the same portfolio of investments of the particular Fund, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to a class pursuant to the Shareholder Services Plan, Distribution and Services Plan or Distribution Plan adopted for that class, (ii) transfer agency expenses, and (iii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any changes in expense allocations are reviewed and approved by a vote of the Board of Trustees, including a majority of the independent Trustees; (b) the fact that (i) the Retail A Shares shall vote separately on any matter submitted to holders of Retail A Shares that pertains to the Shareholder Services Plan adopted for that class; (ii) the Retail B Shares shall vote separately on any matter submitted to holders of Retail B Shares that pertains to the Distribution and Services Plan adopted for that class; (iii) the Prime A Shares shall vote separately on any matter submitted to holders of Prime A Shares that pertains to the Distribution Plan adopted for that class; (iv) the Prime B Shares shall vote separately on any matter submitted to holders of B Prime Shares that pertains to the Distribution and Services Plan adopted for that class; (v) the Prime Shares shall vote separately on any matter submitted to holders of Prime Shares that pertains to the Distribution and Services Plan adopted for that class; (vi) the BKB Shares shall vote separately on any matter submitted to holders of BKB Shares that pertains to the Shareholder Services Plan adopted for that class; (vii) the Trust Shares shall vote separately on any matter submitted to holders of Trust Shares that pertains to the Shareholder Services Plan adopted for that class; and (viii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class; (c) the exchange privileges of each class of shares; (d) the designation of each class of shares; and (e) the different shareholder services relating to a class of shares.

2.   DISTRIBUTION ARRANGEMENTS, EXPENSES AND SALES CHARGES

          (a)  EQUITY FUNDS

               RETAIL A SHARES

               Retail A Shares of the Equity Funds shall be offered to individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors") and shall be offered to FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers
("Institutions") who purchase the shares on behalf of their customers ("Customers") who are the beneficial owners of the shares.

               Retail A Shares of the Equity Funds shall be subject to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and Statement of Additional Information ("SAI") for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

               Retail A Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

               Retail A Shares of the Equity Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

               Galaxy shall initially limit the total fees payable by Retail A Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

               RETAIL B SHARES

               Retail B Shares of the Equity Funds shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

               Retail B Shares of the Equity Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

               Retail B Shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

               Galaxy shall initially limit the total fees payable by Retail B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

               Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"), such as responding to customer inquiries and providing information on their investments.

               Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

               PRIME A SHARES

               Prime A Shares of the Equity Funds shall be offered through selected Primes to individual or institutional customers.

               Prime A Shares of the Equity Funds shall be subject to a front-end sales charge which shall not initially exceed 5.50% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

               Prime A Shares of the Equity Funds shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime A Shares.

               PRIME B SHARES

               Prime B Shares of the Equity Funds shall be offered through selected Primes to individual or institutional customers.

               Prime B Shares of the Equity Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

               Prime B Shares of the Equity Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class
(a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Equity Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Equity Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

               Galaxy shall initially limit the total fees payable by Prime B Shares of the Equity Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

               Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

               Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

               BKB SHARES

               BKB Shares of the Equity Funds shall be issued to retail shareholders of corresponding portfolios of the Boston 1784 Funds (the "1784 Funds") in connection with the reorganization of the 1784 Funds into Galaxy (the "Galaxy/1784 Reorganization"). Following the Galaxy/1784 Reorganization, BKB Shares of the Equity Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

               BKB Shares of the Equity Funds shall not be subject to a sales charge.

               BKB Shares of the Equity Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) providing Customers with information as to their positions in BKB Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in BKB Shares.

               BKB Shares of the Equity Funds shall be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class for administrative support for services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from an Equity Fund; (c) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

               Galaxy shall initially limit the total fees payable by BKB Shares of the Equity Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

               TRUST SHARES

               Trust Shares of the Equity Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and to participants in employer-sponsored defined contribution plans. Trust Shares of the International Equity Fund also shall be offered to clients, members and employees of Oechsle International Advisors, LLC, the sub-adviser to that Fund.

               Trust Shares of the Equity Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant1 to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

          (b)  BOND FUNDS

               RETAIL A SHARES

               Retail A Shares of the Bond Funds shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Retail A Shares of the Corporate Bond Fund shall not initially be offered to investors.

               Retail A Shares of the Bond Funds shall be subject to a front-end sales charge which shall not initially exceed 3.75% of the offering price of Retail A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Retail A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Retail A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Retail A Shares are redeemed within one year of purchase.

               Retail A Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

               Retail A Shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class of up to .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) providing Customers with information as to their positions in Retail A Shares;
(b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in Retail A Shares.

               Galaxy shall initially limit the total fees payable by Retail A Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

               RETAIL B SHARES

               Retail B Shares of the Bond Funds shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

               Retail B Shares of the Bond Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

               Retail B Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class
(a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

               Galaxy shall initially limit the total fees payable by Retail B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of Service Organizations.

               Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

               Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing subaccounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

               PRIME A SHARES

               Prime A Shares of the Bond Funds shall be offered through selected Primes to individual or institutional customers.

               Prime A Shares of the Bond Funds shall be subject to a front-end sales charge which shall not initially exceed 4.75% of the offering price of Prime A Shares of those Funds (subject to the reductions and exemptions described in the prospectus and SAI for such Shares). When the aggregate offering price of Prime A Shares of the Equity and Bond Funds purchased by an investor qualifies the investor to purchase such Prime A Shares without payment of a front-end sales charge, a contingent deferred sales charge of 1% may be imposed if such Prime A Shares are redeemed within one year of purchase.

               Prime A Shares of the Bond Funds shall further be subject to a fee payable pursuant to the Distribution Plan adopted for that class for distribution expenses, which shall not initially exceed .30% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime A Shares.

               PRIME B SHARES

               Prime B Shares of the Bond Funds shall be offered through selected broker-dealers to individual or institutional customers.

               Prime B Shares of the Bond Funds, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

               Prime B Shares of the Bond Funds shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for that class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Bond Funds' respective outstanding Prime B Shares, (b) for shareholder liaison services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Prime B Shares, and (c) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime B Shares of the respective Bond Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime B Shares.

               Galaxy shall initially limit the total fees payable by Prime B Shares of the Bond Funds for shareholder liaison services and administrative support services pursuant to the Distribution and Services Plan adopted for that class to an amount not to exceed .25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of Service Organizations.

               Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

               Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Prime B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Prime B Shares; (d) processing dividend payments; (e) providing subaccounting services for Prime B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

               BKB SHARES

               BKB Shares of the Bond Funds shall be issued to retail shareholders of corresponding portfolios of the 1784 Funds in connection with the Galaxy/1784 Reorganization. Following the Galaxy/1784 Reorganization, BKB Shares of the Bond Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

               BKB Shares of the Bond Funds shall not be subject to a sales charge.

               BKB Shares of the Bond Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison services, which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such fee may include: (a) providing Customers with information as to their positions in BKB Shares; (b) responding to Customer inquiries; and (c) providing a service to invest the assets of Customers in BKB Shares.

               BKB Shares of the Bond Funds shall further be subject to a separate fee payable pursuant to the same Shareholder Services Plan adopted for that class for administrative support services, which shall not initially exceed
 .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions. Services provided by Institutions for such separate fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Bond Fund; (c) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (d) providing periodic mailings to Customers.

               Galaxy shall initially limit the total fees payable by BKB Shares of the Bond Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .15% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

               TRUST SHARES

               Trust Shares of the Bond Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation and, with respect to each Bond Fund other than the tax-exempt Bond Funds, to participants in employer-sponsored defined contribution plans. Trust Shares of the Corporate Bond Fund shall also be offered to Direct Investors and to Institutions who purchase shares on behalf of Customers. As of the date of filing of this Plan with the Commission, Trust Shares of the Rhode Island Municipal Bond Fund shall not initially be offered to investors.

               Trust Shares of the Bond Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

          (c)  MONEY MARKET FUNDS

               RETAIL A SHARES

               Retail A Shares of the Money Market Funds shall be offered to Direct Investors and shall be offered to Institutions who purchase shares on behalf of Customers.

               Retail A Shares of the Money Market Funds shall not be subject to a sales charge.

               Retail A Shares of the Money Market Funds shall be subject to a shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted for that class of up to .25% (on an annualized basis) of the average daily net asset value of the Retail A Shares beneficially owned by Customers of Institutions.

               Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with Galaxy's distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in BKB Shares; (d) providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

               Galaxy shall initially limit the shareholder servicing fee payable by Retail A Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of Retail A Shares beneficially owned by Customers of Institutions.

               RETAIL B SHARES

               Retail B Shares of the Money Market Fund shall be offered to Direct Investors and to Institutions who purchase the shares on behalf of Customers who are the beneficial owners of the shares.

               Retail B Shares of the Money Market Fund, if redeemed within six years of purchase, shall be subject to a contingent deferred sales charge which shall not initially exceed 5.0% of the original purchase price or redemption proceeds, whichever is lower (subject to the reductions and exemptions described in the prospectus and SAI for such Shares).

               Retail B Shares of the Money Market Fund shall be further subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class (a) for distribution expenses, which shall not initially exceed .65% (on an annualized basis) of the average daily net asset value of the Money Market Fund's outstanding Retail B Shares, (b) for shareholder liaison services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of securities dealers, brokers, financial institutions or other industry professionals ("Service Organizations") that provide shareholder liaison services with respect to such customers' Retail B Shares, and (c) for administrative support services, which shall not initially exceed .05% (on an annualized basis) of the average daily net assets attributable to Retail B Shares of the Money Market Fund that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Retail B Shares.

               Shareholder liaison services provided under the Distribution and Services Plan means "personal service and/or the maintenance of shareholder accounts" within the meaning of the Conduct Rules of the NASD, such as responding to customer inquiries and providing information on their investments.

               Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (b) aggregating and processing purchase and redemption orders; (c) providing beneficial owners with statements showing their positions in Retail B Shares;
(d) processing dividend payments; (e) providing sub-accounting services for Retail B Shares held beneficially; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (g) reviewing, tabulating and transmitting proxies executed by beneficial owners.

               PRIME SHARES

               Prime Shares of the Money Market Funds shall be offered through selected broker-dealers to individual or institutional customers.

               Prime Shares of the Money Market Funds shall not be subject to a sales charge.

               Prime Shares of the Money Market Funds will be subject to a fee payable pursuant to the Distribution and Services Plan adopted for the class (a) for distribution expenses, which shall not initially exceed .75% (on an annualized basis) of the average daily net asset value of the Money Market Funds' respective outstanding Prime Shares, and (b) for administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net assets attributable to Prime Shares of the respective Money Market Funds that are owned of record or beneficially by customers of Service Organizations that provide administrative support services with respect to such customers' Prime Shares.

               Administrative support services provided under the Distribution and Services Plan may include, but are not limited to, (a) processing dividend and distribution payments; (b) providing beneficial owners with statements showing their positions in Prime Shares; (c) arranging for bank wires; (d) responding to routine inquiries from beneficial owners concerning their investments in Prime Shares; (e) providing subaccounting services for Prime Shares; (f) forwarding shareholder communications, such as proxies, shareholder reports, dividends and tax notices, and updating prospectuses to beneficial owners; and (g) aggregating and processing purchase and redemption orders and placing net purchase and redemption orders for beneficial owners.

               BKB SHARES

               BKB Shares of the Money Market Funds shall be issued to retail shareholders of corresponding portfolios of the 1784 Funds in connection with the Galaxy/1784 Reorganization. Following the Galaxy/1784 Reorganization, BKB Shares of the Money Market Funds shall be available for purchase only by those shareholders who received BKB Shares in the Galaxy/1784 Reorganization.

               BKB Shares of the Money Market Funds shall not be subject to a sales charge.

               BKB Shares of the Money Market Funds shall be subject to a fee payable pursuant to the Shareholder Services Plan adopted for that class for shareholder liaison and/or administrative support services, which shall not initially exceed .25% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

               Services provided by Institutions for such fee may include: (a) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the distributor; (b) processing dividend payments from a Money Market Fund; (c) providing Customers with information as to their position in BKB Shares; (d) providing sub-accounting with respect to BKB Shares or the information necessary for sub-accounting; and (e) providing periodic mailings to Customers.

               Galaxy shall initially limit the fees payable by BKB Shares of the Money Market Funds pursuant to the Shareholder Services Plan adopted for that class to an amount which shall not initially exceed .10% (on an annualized basis) of the average daily net asset value of BKB Shares beneficially owned by Customers of Institutions.

               TRUST SHARES

               Trust Shares of the Money Market Funds shall be offered to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Corporation, and with respect to each Money Market Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans.

               Trust Shares of the Money Market Funds shall not be subject to a sales charge and shall not initially be subject to the shareholder servicing fee payable pursuant to the Shareholder Services Plan adopted but not yet implemented with respect to such class.

3.   EXCHANGE PRIVILEGES

          RETAIL A SHARES

          Holders of Retail A Shares generally shall be permitted to exchange their Retail A Shares in a Fund for Retail A Shares of other Funds of Galaxy or shares of other funds advised by Fleet Investment Advisors Inc. or its affiliates in which the shareholders maintain an existing account. No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Fund that imposes a sales charge. Galaxy shall not initially charge any exchange fee.

          RETAIL B SHARES

          Holders of Retail B Shares generally shall be permitted to exchange their Retail B Shares in a Fund for Retail B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

          PRIME A SHARES

          Holders of Prime A Shares generally shall be permitted to exchange their Prime A Shares in a Fund for Prime A Shares of other Funds of Galaxy. No additional sales charge will be incurred when exchanging Prime A Shares of a Fund for Prime A Shares of another Fund. Galaxy shall not initially charge any exchange fee.

          PRIME B SHARES

          Holders of Prime B Shares generally shall be permitted to exchange their Prime B Shares in a Fund for Prime B Shares of other Funds of Galaxy without paying any exchange fee or contingent deferred sales charge at the time the exchange is made.

          BKB SHARES

          Holders of BKB Shares generally shall be permitted to exchange their BKB Shares in a Fund for BKB Shares of other Funds of Galaxy. Galaxy shall not initially charge any exchange fee.

          PRIME SHARES

          Galaxy shall not initially offer an exchange privilege to holders of Prime Shares.

          TRUST SHARES

          Galaxy shall not initially offer an exchange privilege to holders of Trust Shares.

4.   CONVERSION FEATURES

          RETAIL A SHARES

          Galaxy shall not initially offer a conversion feature to holders of Retail A Shares.

          RETAIL B SHARES

          Retail B Shares acquired by purchase generally shall convert automatically to Retail A Shares, based on relative net asset value, six years after the beginning of the calendar month in which the Shares were purchased.

          Retail B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Retail A Shares, based on relative net asset value, at the earlier of (a) six years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions.

          PRIME A SHARES

          Galaxy shall not initially offer a conversion feature to holders of Prime A Shares.

          PRIME B SHARES

          Prime B Shares acquired by purchase generally shall convert automatically to Prime A Shares, based on relative net asset value, eight years after the beginning of the calendar month in which the Shares were purchased.

          Prime B Shares acquired through a reinvestment of dividends or distributions generally shall convert automatically to Prime A Shares, based on relative net asset value, at the earlier of (a) eight years after the beginning of the calendar month in which the reinvestment occurred or (b) the date of the most recently purchased Prime B Shares that were not acquired through reinvestment of dividends or distributions.

          BKB SHARES

          BKB Shares generally shall convert to Retail A Shares, based on relative net asset value, one year after the date of the Galaxy/1784 Reorganization, provided that Galaxy's Board of Trustees has determined that such conversion is in the best interest of the holders of BKB Shares.

          PRIME SHARES

          Galaxy shall not initially offer a conversion feature to holders of Prime Shares.

          TRUST SHARES

          Galaxy shall not initially offer a conversion feature to holders of Trust Shares.

5. SHAREHOLDER SERVICES

          (a)  RETIREMENT PLANS

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

               Galaxy shall initially make Retail A Shares, Retail B Shares and BKB Shares of the Funds (other than the tax-exempt Funds) available for purchase in connection with the following tax-deferred prototype retirement plans: individual retirement accounts, simplified employee pension plans, multi-employee retirement plans and Keogh plans.

               PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

               Galaxy shall not initially make Prime A Shares, Prime B Shares, Prime Shares or Trust Shares of the Funds available for purchase in connection with any retirement plans.

          (b)  CHECKWRITING PRIVILEGE

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES - MONEY MARKET FUNDS

               Galaxy shall initially offer a checkwriting privilege to holders of Retail A Shares, Retail B Shares and/or BKB Shares of the Money Market Funds. A charge for use of the checkwriting privilege may be imposed by Galaxy.

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES - EQUITY FUNDS AND BOND FUNDS

               Galaxy shall not initially offer a checkwriting privilege to holders of Retail A Shares, Retail B Shares or BKB Shares of the Equity or Bond Funds.

               PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

               Galaxy shall not initially offer a checkwriting privilege to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

          (c)  AUTOMATIC INVESTMENT PROGRAM

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

               Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered an automatic investment program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) generally may purchase Retail A Shares, Retail B Shares and/or BKB Shares, as the case may be, of a Fund on a monthly or quarterly basis by having a specific amount of money debited from his/her account at a financial institution.

               Galaxy shall not initially offer an automatic investment program to Customers of Institutions.

               PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

               Galaxy shall not initially offer an automatic investment program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

          (d)  SYSTEMATIC WITHDRAWAL PLAN

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

               Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a systematic withdrawal plan which, in general, shall permit a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) to automatically redeem Retail A Shares, Retail B Shares and/or BKB Shares, as the case may be, on a monthly, quarterly, semi-annual or annual basis.

               Galaxy shall not initially offer a systematic withdrawal plan to Customers of Institutions.

               PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

               Galaxy shall not initially offer a systematic withdrawal plan to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

          (e)  COLLEGE INVESTMENT PROGRAM

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

               Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a college investment program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund as a means to finance a college savings plan.

               Galaxy shall not initially offer a college investment program to Customers of Institutions.

               PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

               Galaxy shall not initially offer a college investment program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

          (f)  DIRECT DEPOSIT PROGRAM

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

               Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) receiving social security benefits shall initially be eligible for a direct deposit program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) generally may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund by having social security payments automatically deposited into his or her Fund account.

               Galaxy shall not initially offer a direct deposit program to Customers of Institutions.

               PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

               Galaxy shall not initially offer a direct deposit program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

          (g)  INFORMATION SERVICES

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

               Holders of Retail A Shares, Retail B Shares and BKB Shares shall initially be able to obtain Fund performance and investment information 24 hours a day, 7 days a week by telephoning the Galaxy Information Center -- 24 Hour Information Service.

               Galaxy shall initially offer Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) a Voice Response System which, in general, will provide a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) with automated telephone access to Fund and account information and the ability to make telephone exchanges and redemptions. Galaxy shall not initially offer Customers of Institutions a voice response system.

               Galaxy shall initially offer Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) a Galaxy Shareholder Services telephone number which, in general, will provide a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) with account information and recent exchange transaction information. Galaxy shall not initially offer Customers of Institutions a shareholder services telephone number.

               PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

               Galaxy shall initially offer holders of Prime A Shares, Prime B Shares, Prime Shares and Trust Shares a telephone number to call for applications and information concerning initial purchases and current performance and a telephone number to call for additional purchases, redemptions, exchanges and other shareholder services.

               Galaxy shall initially offer holders of Trust Shares in the Corporate Bond Fund the information services described for Retail Shares.

          (h)  PAYROLL DEDUCTION PROGRAM

               RETAIL A SHARES, RETAIL B SHARES AND BKB SHARES

               Direct Investors (with respect to Retail A Shares and Retail B Shares) and all investors (with respect to BKB Shares) shall initially be offered a payroll deduction program whereby a Direct Investor (with respect to Retail A Shares and Retail B Shares) or an investor (with respect to BKB Shares) may purchase Retail A Shares, Retail B Shares and/or BKB Shares of a Fund each pay period by having a specific amount of money debited from his/her paycheck.

               Galaxy shall not initially offer a payroll deduction program to Customers of Institutions.

               PRIME A SHARES, PRIME B SHARES, PRIME SHARES AND TRUST SHARES

               Galaxy shall not initially offer a payroll deduction program to holders of Prime A Shares, Prime B Shares, Prime Shares or Trust Shares.

6.   METHODOLOGY FOR ALLOCATING EXPENSES AMONG CLASSES

               Class-specific expenses of a Fund shall be allocated to the specific class of shares of that Fund. Non-class-specific expenses of a Fund shall be allocated in accordance with Rule 18f-3(c) under the 1940 Act.